CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited) (USD $)	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
EXPENSES
Exploration (Note 7)	$ 1,897,609	$ 1,564,146
General and administration	938,740	1,144,090
Consultancy and advisory fees	125,000	285,672
Depreciation	11,726	17,675
Foreign exchange gain	(1,748,949)	(1,071,457)
Loss from operations	(1,224,126)	(1,940,126)
Interest income	47,027	83,226
Interest expense (Note 5)	(64,289)	(64,861)
Loss from equity investee (Note 5)	(26,146)	(20,792)
Loss before income taxes	(1,267,534)	(1,942,553)
Current income tax expense	0	(113,230)
Deferred income tax recovery	706,856	775,798
Net loss	(560,678)	(1,279,985)
Comprehensive loss:
Net loss	(560,678)	(1,279,985)
Foreign currency translation adjustment (Note 14)	(2,835,342)	(1,696,288)
Comprehensive loss:	$ (3,396,020)	$ (2,976,273)
Basic and diluted net loss per share	$ 0.00	$ (0.01)
Weighted average number of common shares outstanding	146,984,385	146,734,385